UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2023

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 356 300 Washington Street Newton, Massachusetts		02458
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 902-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment of SWK Credit Agreement

On January 30, 2023, Acer Therapeutics Inc. (the “Company”) entered into a Second Amendment to Credit Agreement (the “Second Amendment”) which amended that certain Credit Agreement dated as of March 4, 2022, between the Company, the lenders party thereto and SWK Funding LLC (“SWK”), as the agent, sole lead arranger and sole bookrunner (the “March 2022 SWK Credit Agreement”), as amended by that certain Amendment to Credit Agreement, dated August 19, 2022 (the “First Amendment” and the March 2022 SWK Credit Agreement, as amended by the First Amendment, the “August 2022 SWK Credit Agreement”). The August 2022 SWK Credit Agreement provided for a senior secured term loan facility for the Company in an aggregate amount of $6.5 million in a single borrowing, which was funded on March 14, 2022 (the “Original Term Loan”). In addition to other provisions, the Second Amendment provides for an additional senior secured term loan to be made to the Company in an aggregate amount of $7.0 million in a single borrowing which is expected to fund on or about January 31, 2023 (the “Second Term Loan”, and together with the Original Term Loan, the “SWK Loans”).

Pursuant to the terms of the August 2022 SWK Credit Agreement as amended by the Second Amendment (the “Current SWK Credit Agreement”):

•

Interest Rate: Interest is now calculated on the SWK Loans based on 3-month SOFR instead of 3-month LIBOR, such that the SWK Loans now bear interest at an annual rate of the sum of (i) 3-month SOFR, subject to a 1% floor, plus (ii) a margin of 11%, with such interest payable quarterly in arrears.

•	Capitalization of Interest: The Company’s option to capitalize accrued interest (the “PIK Amount”) has been extended through May 15, 2023 (instead of the previous February 15, 2023).

•	Maturity Date: The final maturity date of the Second Term Loan is March 4, 2024, which is the same as the final maturity date of the Original Term Loan.

•

Exit Fees: The Company has the option to prepay the Second Term Loan in whole or in part. Upon the repayment of the Second Term Loan (whether a voluntary prepayment, an accelerated repayment or at scheduled maturity), the Company must pay an exit fee so that SWK receives an aggregate amount (inclusive of all principal, interest and origination and other fees paid in cash to SWK under the SWK Credit Agreement with respect to the Second Term Loan, but excluding the Third Warrant (defined below)) equal to the outstanding principal amount of the Second Term Loan (inclusive of PIK Amounts) multiplied by: (i) if the repayment occurs on or before April 15, 2023, 1.18, (ii) if the repayment occurs on or after April 16, 2023 but prior to May 16, 2023, 1.28667, (iii) if the repayment occurs on or after May 16, 2023 but prior to June 16, 2023, 1.39334, and (iv) if the repayment occurs on or after July 16, 2023, 1.5. The Second Amendment did not modify the exit fee applicable to the Original Term Loan.

•

Minimum Cash Requirement: The Second Amendment revised the liquidity covenant and the Current SWK Credit Agreement now provides that the Company’s cash and cash equivalents balance minus the aggregate amount of any accounts payable which are unpaid more than 90 days beyond terms consistent with the Company’s practice must not be less than the lesser of (a) the outstanding principal amount of the SWK Loans, or (b) $1.5 million; provided, however, that such $1.5 million amount shall automatically be increased to $3.0 million on the date that is 14 days following the date, if any, that the Company’s Board of Directors determines that discontinuation of the development program for the Company’s product candidate known as ACER-801 (osanetant) for the treatment of vasomotor symptoms is warranted based upon a serious adverse event or a lack of efficacy at any dose studied in the results from a completed Phase 2a trial (an “Osanetant Failure Date”).

•

Amortization: Commencing on May 15, 2023, the principal amount of the SWK Loans will amortize at a rate of $1.3 million (previously $650,000) payable quarterly; provided, however, that if the Osanetant Failure Date occurs, the principal amount of the SWK Loans will instead amortize on the 15th day of each month thereafter, at a monthly rate of $600,000, until the Company has issued additional equity or subordinated debt resulting in net cash proceeds of not less than $10.0 million following the Osanetant Failure Date.

In connection with the execution of the Second Amendment, the Company issued to SWK an additional warrant (the “Third Warrant”) to purchase 250,000 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at an exercise price of $2.39 per share. SWK may exercise the Third Warrant in accordance with the terms thereof for all or any part of such shares of Common Stock from the date of issuance until and including March 4, 2029.

The foregoing description of the August 2022 SWK Credit Agreement as amended by the Second Amendment as well as the foregoing description of the Third Warrant do not purport to be complete and are qualified in their entirety by reference to the March 2022 SWK Credit Agreement, the First Amendment, the Second Amendment and the Third Warrant, which are Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Amendment of Marathon Convertible Notes

On January 30, 2023, the Company entered into an Amendment Agreement (the “Marathon Amendment Agreement”) with MAM Aardvark, LLC (“MAM”) and Marathon Healthcare Finance Fund, L.P. (“MHFF” and together with MAM, the “Holders”) with respect to that certain Secured Convertible Note, dated as of March 4, 2022, in favor of MAM and that certain Secured Convertible Note, dated as of March 4, 2022, in favor of MHFF (each, a “Marathon Convertible Note” and collectively, the “Marathon Convertible Notes”) with an aggregate initial principal amount of $6.0 million and issued pursuant to that certain Secured Convertible Note Purchase and Security Agreement (the “Marathon Note Purchase Agreement”), dated as of March 4, 2022, by and among the Company, MAM, as agent, and the purchasers listed on Exhibit A thereto.

Pursuant to the terms of the Marathon Amendment Agreement:

•

Each Holder agrees to defer payment by the Company of accrued and unpaid interest on their respective Marathon Convertible Note existing on the date of the Marathon Amendment Agreement through March 31, 2023, with such deferred interest, together with any accrued and unpaid interest on each Marathon Convertible Note incurred after March 31, 2023, to be due and payable in cash by the Company on April 15, 2023.

•	Each Marathon Convertible Note is amended with retroactive effect to delete the concept of a default rate of interest.

•

Each Marathon Convertible Note is amended to obligate the Company to repurchase such Marathon Convertible Note, on or before the fifth (5th) business day (but with five (5) business days’ notice) following the earlier of June 15, 2023 or the Company’s receipt of gross proceeds of at least $40,000,000 from the issuance or sale of equity, debt and/or hybrid securities, loans or other financing on a cumulative basis since January 1, 2023 (excluding the Second Term Loan), at a price equal to 200% (the “Buy-Out Percentage”) of the outstanding principal amount of such Marathon Convertible Note, together with any accrued but unpaid interest thereon to the date of such repurchase; provided, that if the Company is prohibited from effectuating such repurchases pursuant to a subordination agreement with SWK, the Company shall cause the repurchase to occur on or before the fifth (5th) business day following the earlier of such prohibition being no longer applicable or the payment in full of all senior indebtedness described in such subordination agreement, but with five (5) business days’ notice; and provided, further, that if such repurchase has not occurred by April 15, 2023, the Buy-Out Percentage shall be increased by 2500 basis points for each 90-day period after April 15, 2023, pro-rated for the actual number of days elapsed in the 90-day period before repurchase actually occurs (for example, if the repurchase occurs on May 30, 2023, the Buy-Out Percentage shall be increased to 212.5%).

The foregoing description of the Marathon Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Marathon Note Purchase Agreement, the form of Marathon Convertible Note and the Marathon Amendment Agreement, which are Exhibits 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Termination of Marathon Credit Agreement

With respect to the Credit Agreement, dated as of March 4, 2022, as amended by the Extension Agreement dated as of December 30, 2022 (as so amended, the “Marathon Term Credit Agreement”), among the Company, the Lenders party thereto (the “Lenders”) and MAM Aardvark, LLC, not individually, but solely in its capacity as administrative and collateral agent for the Lenders (the “Administrative Agent”), which provided for a senior secured term loan facility in an aggregate amount of up to $42.5 million in a single borrowing, the parties have entered into a Termination Agreement dated as of January 30, 2023 (the “Termination Agreement”). Pursuant to the Termination Agreement, the lending commitments of the Lenders are terminated without having been drawn upon, the Marathon Term Credit Agreement and all other loan documents entered into in connection therewith are terminated, and the Company agrees to pay the Administrative Agent a commitment fee of $637,500 (which was earned as a result of the recent approval by the U.S. Food and Drug Administration of OLPRUVA™ (sodium phenylbutyrate) for oral suspension in the U.S. for the treatment of certain patients living with urea cycle disorders involving deficiencies of carbamylphosphate synthetase, ornithine transcarbamylase, or argininosuccinic acid synthetase) and certain legal costs on the date on which the repurchase of the Marathon Convertible Notes occurs pursuant to the Marathon Amendment Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Marathon Term Credit Agreement and the Termination Agreement which are Exhibits 10.8 and 10.9, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Current SWK Credit Agreement (including, without limitation, as amended by the Second Amendment), the SWK Loans (including, without limitation, as augmented by the Second Term Loan), and the Marathon Convertible Notes (including, without limitation, as amended by the Marathon Amendment Agreement) is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by Item 3.02 relating to the issuance of the Third Warrant is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. The issuance of the Third Warrant to SWK has been made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 8.01.	Other Events.

On November 9, 2018, the Company entered into a sales agreement with Roth Capital Partners, LLC, and on March 18, 2020, an amended and restated sales agreement was entered into with JonesTrading Institutional Services LLC and Roth Capital Partners, LLC. Such amended and restated agreement provides a facility for the offer and sale of shares of Common Stock from time to time having an aggregate offering price of up to $50.0 million depending upon market demand, in transactions deemed to be an at-the-market offering (the “ATM Facility”).

During January 2023 to date, the Company has sold 1,365,059 shares of Common Stock at an average price per share of $2.84 under the ATM Facility, with gross proceeds of approximately $3.9 million, and net proceeds of approximately $3.7 million. Following these recent sales under the ATM facility, the Company had 20,989,339 shares of Common Stock outstanding as of January 30, 2023. The net proceeds from these recent sales under the ATM facility, together with the proceeds from the Second Term Loan and the Company’s existing cash and cash equivalents, are expected to be sufficient to fund the Company’s anticipated operating and capital requirement into early in the second quarter of 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this Current Report are forward-looking statements. Such statements include statements regarding the sufficiency and duration of the Company’s cash and cash equivalents. Such statements are based on the current expectations of the Company’s management and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to fund the Company’s various product candidate development programs and to meet the Company’s business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, risks related to the drug development and regulatory approval processes, including the timing and requirements of regulatory actions, and the risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, unless otherwise required by law. Interested parties should review additional disclosures the Company makes in its filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These documents may be accessed for no charge at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement dated March 4, 2022, among Acer Therapeutics Inc., the lenders party thereto and SWK Funding LLC, as the agent, sole lead arranger and sole bookrunner (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on March 7, 2022).

10.2	Amendment to Credit Agreement dated August 19, 2022, among Acer Therapeutics Inc., the lenders party thereto and SWK Funding LLC, as the agent, sole lead arranger and sole bookrunner (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on August 23, 2022).

10.3	Second Amendment to Credit Agreement dated January 30, 2023, among Acer Therapeutics Inc., the lenders party thereto and SWK Funding LLC, as the agent, sole lead arranger and sole bookrunner.

10.4	Warrant issued on January 30, 2023, by the Company to SWK Funding LLC pursuant to the Second Amendment to Credit Agreement dated January 30, 2023, among Acer Therapeutics Inc., the lenders party thereto and SWK funding LLC, as the agent, sole lead arranger and sole bookrunner.

10.5	Secured Convertible Note Purchase Agreement dated March 4, 2022, between Acer Therapeutics Inc., MAM Aardvark, LLC and Marathon Healthcare Finance Fund, L.P. (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on March 7, 2022).

10.6	Form of Secured Convertible Note issuable by Acer Therapeutics Inc. to MAM Aardvark, LLC and Marathon Healthcare Finance Fund, L.P. pursuant to the Secured Convertible Note Purchase Agreement dated March 4, 2022, between Acer Therapeutics Inc. and MAM Aardvark, LLC and Marathon Healthcare Finance Fund, L.P. (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on March 7, 2022).

10.7	Amendment Agreement dated January 30, 2023, with respect to Secured Convertible Note Purchase Agreement between Acer Therapeutics Inc., MAM Aardvark, LLC and Marathon Healthcare Finance Fund, L.P.

10.8	Credit Agreement, dated as of March 4, 2022, among Acer Therapeutics Inc., the Lenders party thereto and MAM Aardvark, LLC, not individually, but solely in its capacity as administrative and collateral agent for the Lenders (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on March 7, 2022).

10.9	Termination Agreement dated as of January 30, 2023 among Acer Therapeutics Inc., the Lenders party thereto and MAM Aardvark, LLC, not individually, but solely in its capacity as administrative and collateral agent for the Lenders.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 31, 2023	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Financial Officer